James Alpha Funds Trust D/B/A EASTERLY FUNDS TRUST

FUND	Class A	Class C	Class I	Class R6
Easterly Global Real Estate Fund	JAREX	JACRX	JARIX	JARSX
Easterly Hedged Equity Fund	JDAEX	JDCEX	JDIEX	JDSEX

(each a “Fund” and collectively the “Funds”)

Supplement dated September 8, 2023 to the Prospectus and
Statement of Additional Information of the Funds, each dated December 31, 2022

This Supplement updates and supersedes any contrary information contained in the Prospectus and Statement of Additional Information.

The Board of Trustees of the James Alpha Funds Trust d/b/a Easterly Funds Trust (the “Trust”) has approved a change of the distributor for each of the Funds.

Effective October 2, 2023, all references to Ultimus Fund Distributors, LLC in the Prospectus and Statement of Additional Information for the Funds are deleted in their entirety.

The first paragraph of the subsection entitled “How to Reduce Your Sales Charge” within the section entitled “Choosing A Share Class” on page 36 of the Prospectus, is deleted in its entirety and replaced with the following:

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Funds’ distributor, Easterly Securities LLC (the “Distributor”), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children. These variations are separate and apart from those discussed in Appendix A.

The first paragraph of the section entitled “Distribution of Shares” on page 48 of the Prospectus, is deleted in its entirety and replaced with the following:

Easterly Securities LLC is the distributor for the shares of the Funds. The distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.

The subsection entitled “Code of Ethics” within the section entitled “Management and Other Services” on page 50 of the Statement of Additional Information, is deleted in its entirety and replaced with the following:

CODE OF ETHICS. The Trust, Easterly, the Sub-Advisers and Easterly Securities LLC (the “Distributor”) have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act with respect to their personnel with access to information about the purchase or sale of securities by the Funds. These codes are designed to protect the interests of the Funds’ shareholders. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct and require compliance review of securities transactions, they do not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Funds so long as such investments are made pursuant to the code’s requirements.

The first paragraph of the section entitled “Compliance Services” on page 51 of the Statement of Additional Information, is deleted in its entirety and replaced with the following:

Northern Lights Compliance Services, LLC (“NLCS”), 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.

The subsection entitled “Distributor” within the section entitled “Additional Information” on page 68 of the Statement of Additional Information, is deleted in its entirety and replaced with the following:

DISTRIBUTOR. Easterly Securities LLC, located at 138 Conant Street, Beverly, MA 01915, is the distributor for the shares of the Funds and is an affiliate of the Adviser.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectuses, and Statement of Additional Information, each dated December 31, 2022. Please retain this Supplement for future reference.